May 24, 2019

TOUCHSTONE STRATEGIC TRUST

Touchstone Credit Opportunities Fund

Supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated October 30, 2018

IMPORTANT NOTICE REGARDING CHANGES TO THE
TOUCHSTONE CREDIT OPPORTUNITIES FUND

Proposed Reorganization

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on May 16, 2019, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved an Agreement and Plan of Reorganization (the "Plan"), contemplating the reorganization of the Touchstone Credit Opportunities Fund (the "Credit Opportunities Fund"), a series of the Trust, into the Touchstone Credit Opportunities II Fund (the "Acquiring Fund"), a series of Touchstone Funds Group Trust (the "Reorganization") (each, a "Fund" and together, the "Funds").

In making its decision, the Board considered the recommendation of Touchstone, the Funds’ investment advisor, that the Reorganization was advisable to provide potential efficiencies and economies of scale for the Funds.  A special meeting of shareholders of the Credit Opportunities Fund is expected to be held on or about August 19, 2019 (the "Special Meeting"), at which shareholders of the Credit Opportunities Fund will be asked to vote on the proposal to approve the Plan, pursuant to which, the Credit Opportunities Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund.  Immediately after the Reorganization, shareholders of the Credit Opportunities Fund will own shares of a corresponding share class of the Acquiring Fund that are equal in value to the shares of the Credit Opportunities Fund that they held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).

A proxy statement/prospectus containing more information regarding the Reorganization will be mailed to Credit Opportunities Fund shareholders. If the proposal is approved at the Special Meeting and subject to additional conditions required by the Plan, the Reorganization is expected to be completed on or about August 23, 2019. Shareholders of the Credit Opportunities Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganization will be borne by Touchstone.

More About the Funds

Each Fund has the same investment goal, seeking absolute total return, primarily from income and capital appreciation. The principal investment strategies and principal risks are the same for both Funds. Touchstone is the investment advisor to each Fund and each Fund is sub-advised by Ares Capital Management II, LLC.

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For more information about the Acquiring Fund’s investment goal, strategies, and risks, see its Prospectus and Statement of Additional Information ("SAI"), as supplemented. You can obtain a copy of the Prospectus or SAI by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at TouchstoneInvestments.com/Resources.

This Supplement is not a solicitation of any proxy.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TCOAX-S3-1905

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